United States Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement

[ ]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

Federated Municipal Bond Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]       Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

____________________________________________________________

2)       Form, Schedule or Registration Statement No.:

____________________________________________________________

3)       Filing Party:

____________________________________________________________

4)       Date Filed:

____________________________________________________________

FEDERATED NEW YORK MUNICIPAL INCOME FUND

FEDERATED FUNDS

2017 Special Meeting

November 27, 2017

According to our latest records, we have not received your voting instructions!

Please take a minute to vote your proxy now!

Click here to vote now via ProxyVote.com

Vote By
 November 26, 2017 11:59 PM ET

Control Number: 0123456789012345

Important

Materials

  Proxy Statement

  Summary Prospectus

  Reminder Notice

(c)1997 - 2017 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc.
All other registered marks belong to their respective owners.
Terms and Conditions | Privacy Statement

SPECIMEN

FEDERATED FUNDS

2017 Special Meeting

November 27, 2017

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Three

Ways to Vote

Now via ProxyVote

At the Meeting

By Phone 1.800.454.8683

Vote By
 November 26, 2017 11:59 PM ET

Control Number: 0123456789012345

Account Number: 3456789012345678901

Important

Materials

  Proxy Statement

  Summary Prospectus

  Reminder Notice

For holders as of September 28, 2017

CUSIP: 313923401

(c)1997 - 2017 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association

All other registered marks belong to their respective owners.
Email Settings | Terms and Conditions | Privacy Statement